SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.   20549


                     ______________________________

                                FORM 8-K

                             CURRENT REPORT

                      Pursuant to Section 13 of the
                     Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): April 25, 1995


                         SEARS, ROEBUCK AND CO.
         (Exact name of registrant as specified in its charter)

New York                 1-416            36-1750680
(State or other         (Commission       (IRS Employer
jurisdiction of         File Number)      Identification
incorporation)                                  No.)

Sears Tower
Chicago, Illinois                         60684
(Address of principal executive offices)  (Zip Code)




Registrant's telephone number, including area code: (312) 875-2500







Item 5.     Other Events.

            On April 25, 1995, Registrant executed a Distribution Agreement with Dean Witter Reynolds Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Morgan Stanley & Co. Incorporated, as Agents (the "Distribution Agreement"), relating to $800,000,000 aggregate principal amount of Medium-Term Notes Series VIII, to be sold from time to time pursuant to the Distribution Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            1 Distribution Agreement, dated April 25, 1995, among Registrant, Sears, Roebuck and Co., Dean Witter Reynolds Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Morgan Stanley & Co. Incorporated.

            4.1   Form of Fixed Rate Note Medium-Term Note Series VIII.

            4.2   Form of Floating Rate Note Series VIII.

            5 Opinion of David Shute dated April 25, 1995, relating to the validity of $800,000,000 aggregate principal amount of Medium-Term Notes Series VIII.

            8 Opinion of Baker & McKenzie, special tax counsel to Registrant, dated April 25, 1995.

            24.1  Consent of David Shute (included in Exhibit 5).

            24.2  Consent of Baker & McKenzie (included in Exhibit 8).

            28 Letter of Representations, dated as of April 25, 1995, between the Registrant, Chemical Bank and The
                  Depository Trust Company.


                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SEARS, ROEBUCK AND CO.



                                          /S/ David Shute
                                          DAVID SHUTE
                                          Senior Vice President,
                                          General Counsel and Secretary

April 25, 1995


                              EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION

      1 Distribution Agreement, dated April 25, 1995, among Registrant, Sears, Roebuck and Co., Dean Witter Reynolds Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Morgan Stanley & Co. Incorporated.

      4.1         Form of Fixed Rate Note Medium-Term Note Series VIII.

      4.2         Form of Floating Rate Note Series VIII.

      5 Opinion of David Shute dated April 25, 1995, relating to the validity of $800,000,000 aggregate principal amount of Medium-Term Notes Series VIII.

      8 Opinion of Baker & McKenzie, special tax counsel to Registrant, dated April 25, 1995.

      24.1        Consent of David Shute (included in Exhibit 5).

      24.2        Consent of Baker & McKenzie(included in Exhibit 8).

      28 Letter of Representations, dated as of April 25, 1995, between the Registrant, Chemical Bank and The
                  Depository Trust Company.